UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 23, 2009
Builders FirstSource, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-51357	52-2084569

(Commission File Number)	(IRS Employer Identification No.)
2001 Bryan Street, Suite 1600, Dallas, Texas 75201
(Address of Principal Executive Offices, Including Zip Code)
(214) 880-3500
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
On July 23, 2009, the Company issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the quarter ended June 30, 2009 (the “Earnings Release”). In the Earnings Release, the Company utilized the non-GAAP financial measures and other items discussed in Appendix A hereto. Appendix A hereto (incorporated herein by reference) also contains certain statements of the Company’s management regarding the use and purposes of the non-GAAP financial measures utilized therein. A reconciliation of the non-GAAP financial measures discussed in the Earnings Release to the comparable GAAP financial measures is attached to the Earnings Release.
ITEM 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
See Exhibit Index.
All of the information furnished in Items 2.02 and 9.01 of this report and the accompanying appendix and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Cautionary Notice
Statements in this report which are not purely historical facts or which necessarily depend upon future events, including statements about expected market share gains, plans to reduce costs, future conditions in the housing or credit markets, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Builders FirstSource, Inc. on the date this report was submitted. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s growth strategies, including market share gains, potential acquisitions, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices, credit markets and the economy. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource, Inc.’s most recent filing on Form 10-K with the Securities and Exchange Commission.

Consequently, all forward-looking statements in this report are qualified by the factors, risks and uncertainties contained therein.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.
By:	/s/ Donald F. McAleenan
	Name:	Donald F. McAleenan
	Title:	Senior Vice President, General Counsel and Secretary

     Dated: July 23, 2009

APPENDIX A
Use of Non-GAAP Financial Measures
The Company occasionally utilizes financial measures and terms not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a better baseline for modeling the Company’s future earnings expectations. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The Company’s calculations of Adjusted EBITDA and Adjusted income (loss) from continuing operations are not necessarily comparable to similarly titled measures reported by other companies. We have provided a definition below for these non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors. In addition, we have provided a table within the Earnings Release to reconcile these non-GAAP financial measures utilized therein to its equivalent GAAP financial measure.
Adjusted EBITDA
We define Adjusted EBITDA as GAAP net (loss) income before depreciation and amortization, interest expense, income taxes, (gain) loss on sale of assets, loss from discontinued operations, and other non-cash or non-recurring charges including asset impairments, facility closure costs, severance, expensed acquisition costs, and stock compensation expense. Our management uses Adjusted EBITDA as a supplemental measure in the evaluation of our business and believes that Adjusted EBITDA provides a meaningful measure of our performance because it eliminates the effects of period to period changes in taxes, costs associated with capital investments, interest expense, stock compensation expense, and other non-cash and non-recurring charges. Adjusted EBITDA is not a financial measure calculated in accordance with GAAP. Accordingly, it should not be considered in isolation or as a substitute for net (loss) income or other financial measures prepared in accordance with GAAP. When evaluating Adjusted EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted EBITDA, (ii) whether Adjusted EBITDA has remained at positive levels historically, and (iii) how Adjusted EBITDA compares to our debt outstanding. We provide a reconciliation of Adjusted EBITDA to GAAP net (loss) income. Because Adjusted EBITDA excludes some, but not all, items that affect net (loss) income and may vary among companies, Adjusted EBITDA presented by the Company may not be comparable to similarly titled measures of other companies. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay income taxes and thus does not reflect the funds generated from operations or actually available for capital investments.

Adjusted income (loss) from continuing operations
We define Adjusted income (loss) from continuing operations as GAAP income (loss) from continuing operations before non-cash or non-recurring charges including asset impairments, facility closure costs and tax valuation allowances. Our management uses Adjusted income (loss) from continuing operations as a supplemental measure in the evaluation of our business and believes that Adjusted income (loss) from continuing operations provides a meaningful measure of our performance because it eliminates the effects of period to period non-cash and non-recurring charges. Adjusted income (loss) from continuing operations is not a financial measure calculated in accordance with GAAP. Accordingly, it should not be considered in isolation or as a substitute for net income (loss) from continuing operations or other financial measures prepared in accordance with GAAP. When evaluating Adjusted income (loss) from continuing operations, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted income (loss) from continuing operations, and (ii) whether Adjusted income (loss) from continuing operations has remained at positive levels historically. We provide a reconciliation of Adjusted income (loss) from continuing operations to GAAP net income (loss) from continuing operations. Because Adjusted income (loss) from continuing operations excludes some, but not all, items that affect income (loss) from continuing operations and may vary among companies, Adjusted income (loss) from continuing operations presented by the Company may not be comparable to similarly titled measures of other companies.
Other Definitions
Market Share
Our market share calculation compares commodity price-adjusted change in sales to estimated changes in housing starts on a same-store basis. Estimated housing starts represent permits obtained in our markets lagged one month to become an assumed start.

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release reporting financial results for the quarter ended June 30, 2009, issued by Builders FirstSource, Inc., on July 23, 2009.